(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
September 30, 2001


Merrill Lynch
Global Technology
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch Global Technology Fund, Inc., September 30, 2001


DEAR SHAREHOLDER


For the six months ended September 30, 2001, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -32.56%, -32.95%, -32.95% and -32.72%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) During the same period, the unmanaged benchmark Merrill Lynch Technology 100 Index (MLO) declined 31.72%. The average return of the unmanaged Lipper Science and Technology Index was -29.15% for the six months ended September 30, 2001.

The Fund's performance compared to the MLO was helped by the Fund's relative overweighted position in distribution, and by its relative underweighted positions in optical components and networking, personal computers and telecommunications equipment. Also beneficial to performance was the Fund's security selection in contract manufacturers, data communications, diversified technology and information technology services. A larger-than-normal cash position also helped to insulate the Fund from the market's overall weakness. However, detrimental to performance was the Fund's relative overweighted position in telecommunications, and its relative underweighted position in information technology services. The Fund's performance was also hindered by its security selection in the Internet, semiconductors, enterprise and Internet software, and telecommunications.

At September 30, 2001, the Fund's five largest positions were:
Taiwan Semiconductor Manufacturing, at 3.0% of net assets; Microsoft Corporation, 2.9%; International Business Machines Corporation, 2.7%; Dell Computer Corporation, 2.5%; and Intel Corporation, 2.5%. At September 30, 2001, the Fund's largest absolute industry commitment was in semiconductors, with 17.3% of net assets. The Fund's largest relative commitment compared to the MLO was in telecommunications, while its largest market underweighting was in enterprise software. (See the "Portfolio Information" section on page 19 of this report to shareholders for a complete listing of the Fund's ten largest holdings and five largest industries.)

The past six months have presented a difficult equity market environment. It was characterized by an extended period when both the demand and the supply for technology products and services have been dreadful. Meanwhile, the US economy has been close to, if not in, a recession. Many weak companies have floundered, but the soft business environment has forced even the best companies into earnings misses and dramatic slowdowns in business levels. As stock levels have been adjusted downward to reflect the overly optimistic forecasts underlying the 1999/2000 valuations, value investors have had a heyday.

Unfortunately, the events of September 11, 2001 may have materially changed the outlook for both the US economic recovery and more specifically, for technology stocks. We expected many technology companies to post poor results for the quarter ended September 30, 2001, because an already difficult three months had likely become a period where many technology vendors were unable to close business deals at a critical juncture, or even ship products during the crisis. In our opinion, the technology industries at the greatest fundamental risk include software, semiconductors, semiconductor capital equipment and computer hardware. Still potentially impacted, but less so, should be the more defensive, less economically sensitive groups such as information technology services and cable. We have raised some cash by reducing our exposure in some of the potential problem areas we identified and have increased our holdings in the relatively more defensive industries. Furthermore, we have invested in some derivative technology issues with the idea of capturing some added value until the outlook in our traditional investment sectors becomes clearer. This includes a limited position in defense contractors and health care.


Market Outlook
We do find reasons to be optimistic about the future of the digital economy, and we are confident that the current depressed prices for many technology stocks will ultimately bring gains for long-term investors. The excesses in the system created by the fervent pace of corporate technology spending are gradually being worked off, and inventory levels are coming down in the face of a low, but stabilizing demand. Although corporations are still in the process of digesting their large technology capital expenditures of the 1999 - 2000 period, it is still generally accepted that "smart" technology spending can create a strong competitive advantage. We are also optimistic that the sluggish US economy will ultimately be revived somewhat during the next six months - nine months in light of the nine Federal Reserve Board interest rate cuts made thus far this year.

If we were to forecast when the outlook may be brighter for technology stocks, we would look toward the second half of calendar 2002. If that becomes the case, then technology securities should begin to perform well as investors start to look beyond this difficult time and begin to bid up these names. When this will happen is the $64,000 question, but history tells us that stocks react three months - five months before the fundamentals show sustained improvement. We will, however, do our best to be prepared for it.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and Portfolio Manager



November 1, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Technology Fund, Inc., September 30, 2001


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                     % Return Without    % Return With
Class A Shares*                        Sales Charge      Sales Charge**

One Year Ended 9/30/01                    -73.99%           -75.36%
Inception (6/26/98) through 9/30/01       -10.86            -12.32

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return           % Return
Class B Shares*                        Without CDSC       With CDSC**

One Year Ended 9/30/01                    -74.27%           -75.30%
Inception (6/26/98) through 9/30/01       -11.78            -12.51

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return           % Return
Class C Shares*                        Without CDSC       With CDSC**

One Year Ended 9/30/01                    -74.26%           -74.52%
Inception (6/26/98) through 9/30/01       -11.78            -11.78

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without    % Return With
Class D Shares*                        Sales Charge       Sales Charge

One Year Ended 9/30/01                    -74.07%           -75.43%
Inception (6/26/98) through 9/30/01       -11.10            -12.55

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                       6 Month            12 Month        Since Inception
As of September 30, 2001                             Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          -32.56%            -73.99%             -31.28%
ML Global Technology Fund, Inc. Class B Shares          -32.95             -74.27              -33.57
ML Global Technology Fund, Inc. Class C Shares          -32.95             -74.26              -33.57
ML Global Technology Fund, Inc. Class D Shares          -32.72             -74.07              -31.87

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/26/98.



SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                     Shares                                                                      Percent of
COUNTRY     Industries                Held                      Stocks                  Cost           Value     Net Assets
Canada      Contract                605,600  ++Celestica Inc.                      $   12,020,600   $   16,532,880     2.0%
            Manufacturers

                                             Total Investments in Canada               12,020,600       16,532,880     2.0


Finland     Telecommunications      445,900  Nokia Oyj 'A' (ADR)*                      13,225,412        6,978,335     0.8
            Equipment

                                             Total Investments in Finland              13,225,412        6,978,335     0.8


Germany     Software--              473,700  SAP AG (Systeme, Anwendungen,
            Enterprise                       Produkte in der Datenverarbeitung)
                                             (ADR)*                                    16,201,034       12,278,304     1.4

                                             Total Investments in Germany              16,201,034       12,278,304     1.4


Israel      Software--              482,200  ++Check Point Software
            Enterprise                       Technologies Ltd.                         32,092,906       10,618,044     1.3

                                             Total Investments in Israel               32,092,906       10,618,044     1.3


Singapore   Contract                656,100  ++Flextronics International Ltd.           3,270,248       10,851,894     1.3
            Manufacturers

                                             Total Investments in Singapore             3,270,248       10,851,894     1.3


Taiwan      Semiconductors       18,543,000  ++Taiwan Semiconductor
                                             Manufacturing Company                     33,900,403       25,092,961     3.0

                                             Total Investments in Taiwan               33,900,403       25,092,961     3.0


Merrill Lynch Global Technology Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                                     Shares                                                                      Percent of
COUNTRY     Industries                Held                      Stocks                  Cost           Value     Net Assets
United      Components              726,400  ++Vishay Intertechnology, Inc.        $   16,681,605   $   13,365,760     1.6%
States
            Computer Systems        253,000  ++EMC Corporation                          2,782,399        2,972,750     0.3
                                    245,700  International Business
                                             Machines Corporation                      24,632,940       22,678,110     2.7
                                  1,352,400  ++Sun Microsystems, Inc.                  12,439,343       11,170,824     1.3
                                                                                   --------------   --------------    -----
                                                                                       39,854,682       36,821,684     4.3

            Contract                732,300  ++Sanmina Corporation                     19,257,983        9,922,665     1.2
            Manufacturers

            Data                    987,700  ++Cisco Systems, Inc.                     17,969,184       12,020,309     1.4
            Communications          717,600  ++Enterasys Networks, Inc.                 9,549,197        4,628,520     0.6
                                                                                   --------------   --------------    -----
                                                                                       27,518,381       16,648,829     2.0

            Defense                 116,900  ++L-3 Communications
                                             Holdings, Inc.                            10,473,129       10,222,905     1.2
                                    144,500  Lockheed Martin Corporation                6,498,555        6,321,875     0.7
                                     85,400  Northrop Grumman Corporation               8,302,862        8,625,400     1.0
                                    184,400  Raytheon Company                           6,129,087        6,407,900     0.8
                                                                                   --------------   --------------    -----
                                                                                       31,403,633       31,578,080     3.7

            Diversified              52,200  ++International Game Technology            2,637,165        2,218,500     0.2
            Technology              361,000  ++Tech Data Corporation                   12,052,600       13,678,290     1.6
                                    332,600  Tyco International Ltd.                   15,214,210       15,133,300     1.8
                                                                                   --------------   --------------    -----
                                                                                       29,903,975       31,030,090     3.6

            Electronic Design       266,300  ++Cadence Design Systems, Inc.             6,002,255        4,433,895     0.5
            Automation              124,700  ++Synopsys, Inc.                           5,902,376        5,000,470     0.6
                                                                                   --------------   --------------    -----
                                                                                       11,904,631        9,434,365     1.1

            Information              54,000  ++Affiliated Computer
            Technology                       Services, Inc. (Class A)                   4,257,047        4,396,140     0.5
            Services                106,900  Automatic Data Processing, Inc.            5,403,528        5,028,576     0.6
                                    336,400  ++Computer Sciences Corporation           12,751,774       11,158,388     1.3
                                    189,500  ++Concord EFS, Inc.                        7,713,739        9,281,710     1.1
                                    212,600  First Data Corporation                    12,102,299       12,386,076     1.5
                                    163,600  Paychex, Inc.                              5,132,064        5,155,036     0.6
                                    111,700  ++Sungard Data Systems Inc.                2,571,423        2,610,429     0.3
                                                                                   --------------   --------------    -----
                                                                                       49,931,874       50,016,355     5.9

            Internet                440,600  ++AOL Time Warner Inc.                    12,147,432       14,583,860     1.7
                                    199,300  ++eBay Inc.                               13,155,883        9,100,038     1.1
                                    532,600  ++Gemstar-TV Guide
                                             International,Inc.                        31,756,581       10,497,546     1.2
                                    334,100  ++HomeStore.com, Inc.                      9,430,912        2,565,888     0.3
                                    118,300  ++TMP Worldwide Inc.                       5,519,709        3,356,171     0.4
                                                                                   --------------   --------------    -----
                                                                                       72,010,517       40,103,503     4.7

            Medical                 183,200  Johnson & Johnson                         10,398,285       10,149,280     1.2
                                     38,500  Merck & Co., Inc.                          2,618,385        2,564,100     0.3
                                    133,500  Pfizer Inc.                                5,334,660        5,353,350     0.6
                                    179,500  ++Tenet Healthcare Corporation             9,934,894       10,707,175     1.3
                                                                                   --------------   --------------    -----
                                                                                       28,286,224       28,773,905     3.4

            Peripherals             208,800  ++Brocade Communications
                                             Systems, Inc.                             13,401,199        2,927,376     0.4
                                    387,500  ++Electronics for Imaging, Inc.            7,793,305        6,300,750     0.7
                                    277,300  ++Lexmark International Group,
                                             Inc. (Class A)                            12,730,001       12,398,083     1.5
                                                                                   --------------   --------------    -----
                                                                                       33,924,505       21,626,209     2.6

            Personal              1,145,700  ++Dell Computer Corporation               28,104,506       21,229,821     2.5
            Computers

            Semiconductor           508,200  ++Applied Materials, Inc.                 25,540,593       14,432,880     1.7
            Equipment               288,400  ++KLA-Tencor Corporation                  15,509,138        9,107,672     1.1
                                    383,300  ++LAM Research Corp.                      10,146,318        6,496,935     0.8
                                    191,800  ++Novellus Systems, Inc.                   9,675,405        5,477,808     0.6
                                    111,700  ++Teradyne, Inc.                           4,162,746        2,178,150     0.2
                                                                                   --------------   --------------    -----
                                                                                       65,034,200       37,693,445     4.4

            Semiconductors        1,102,200  ++Altera Corporation                      19,725,592       18,054,036     2.1
                                    379,600  ++Analog Devices, Inc.                    20,133,257       12,412,920     1.5
                                  1,028,300  Intel Corporation                         35,776,234       21,008,169     2.5
                                    826,700  ++LSI Logic Corporation                   16,710,251        9,713,725     1.1
                                    128,800  Linear Technology Corporation              5,205,861        4,223,352     0.5
                                    487,800  ++Maxim Integrated Products, Inc.          8,350,056       16,999,830     2.0
                                    529,300  STMicroelectronics NV
                                             (NY Registered Shares)                    20,637,561       11,374,657     1.3
                                    698,000  Texas Instruments Incorporated            24,190,291       17,436,040     2.1
                                    413,300  ++Xilinx, Inc.                             8,761,277        9,716,683     1.2
                                                                                   --------------   --------------    -----
                                                                                      159,490,380      120,939,412    14.3

            Software--              344,700  Adobe Systems Incorporated                15,586,741        8,255,565     1.0
            Enterprise              381,600  ++Amdocs Limited                          25,180,575       10,169,640     1.2
                                    239,200  ++BEA Systems, Inc.                        7,354,464        2,291,536     0.3
                                    475,100  ++Microsoft Corporation                   27,803,763       24,310,867     2.9
                                    498,700  ++Oracle Corporation                       8,763,310        6,273,646     0.7
                                    414,500  ++PeopleSoft, Inc.                        15,713,055        7,461,000     0.9
                                    202,800  ++Siebel Systems, Inc.                     7,007,267        2,638,428     0.3
                                    152,600  ++Symantec Corporation                     7,557,259        5,279,960     0.6
                                    181,300  ++VERITAS Software Corporation             2,616,706        3,341,359     0.4
                                                                                   --------------   --------------    -----
                                                                                      117,583,140       70,022,001     8.3

            Software--              227,300  ++Electronic Arts Inc.                    11,538,412       10,378,518     1.2
            Internet                230,800  ++Mercury Interactive Corp.               26,201,998        4,392,124     0.5
                                    106,300  ++THQ Inc.                                 5,067,642        4,585,782     0.6
                                    279,300  ++VeriSign, Inc.                          15,872,772       11,699,877     1.4
                                                                                   --------------   --------------    -----
                                                                                       58,680,824       31,056,301     3.7

            Telecommunications      444,300  ++Comcast Corporation (Class A)           16,090,271       15,937,041     1.9
                                    519,100  ++Comverse Technology, Inc.               43,470,624       10,625,977     1.2
                                    157,400  ++Cox Communications, Inc.
                                             (Class A)                                  6,367,231        6,571,450     0.8
                                    426,500  ++QUALCOMM Incorporated                   25,060,825       20,271,545     2.4
                                     38,500  Verizon Communications                     2,080,733        2,083,235     0.2
                                                                                   --------------   --------------    -----
                                                                                       93,069,684       55,489,248     6.5

            Telecommunications    2,233,600  Lucent Technologies Inc.                  13,722,474       12,798,528     1.5
            Equipment             1,154,600  Motorola, Inc.                            19,023,298       18,011,760     2.1
                                                                                   --------------   --------------    -----
                                                                                       32,745,772       30,810,288     3.6

                                             Total Investments in the
                                             United States                            915,386,516      656,561,961    77.4


                                             Total Investments in Stocks            1,026,097,119      738,914,379    87.2


Merrill Lynch Global Technology Fund, Inc., September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

SHORT-TERM                            Face                                                                       Percent of
SECURITIES                           Amount                     Issue                   Cost           Value     Net Assets
            Commercial          $17,000,000  E.I. du Pont de Nemours and
            Paper**                          Company, 3% due 10/12/2001            $   16,981,583   $   16,981,583     2.0%
                                 15,000,000  Gannett Company, 3.10%
                                             due 10/04/2001                            14,993,542       14,993,542     1.8
                                 40,976,000  General Motors Acceptance Corp.,
                                             3.44% due 10/01/2001                      40,968,169       40,968,169     4.8
                                 20,000,000  J.P. Morgan Securities Inc.,
                                             3.25% due 10/17/2001                      19,967,500       19,967,500     2.3
                                                                                   --------------   --------------    -----
                                                                                       92,910,794       92,910,794    10.9

            US Government        15,000,000  Federal Home Loan Mortgage
            Agency                           Corporation, 3.41% due 10/02/2001         14,995,738       14,995,738     1.8
            Obligations**

                                             Total Investments in Short-Term
                                             Securities                               107,906,532      107,906,532    12.7


                                             Total Investments                      1,134,003,651      846,820,911    99.9


OPTIONS                          Nominal Value                                        Premiums
WRITTEN                        Covered by Options                                     Received
            Call Options            464,100  Dell Computer Corporation,
            Written                          expiring November 2001 at USD 20           (798,225)        (649,740)    (0.1)
                                     77,000  VeriSign, Inc., expiring
                                             January 2002 at USD 60                     (382,677)        (188,650)     0.0

                                             Total Options Written                    (1,180,902)        (838,390)    (0.1)


            Total Investments, Net of Options Written                             $ 1,132,822,749      845,982,521    99.8
                                                                                  ===============
            Other Assets Less Liabilities                                                                1,804,068     0.2
                                                                                                    --------------   ------
            Net Assets                                                                              $  847,786,589   100.0%
                                                                                                    ==============   ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES


                  As of September 30, 2001
Assets:           Investments, at value (including securities loaned of $44,675,880)
                  (identified cost--$1,134,003,651)                                                          $  846,820,911
                  Investments held as collateral for loaned securities, at value                                 46,406,757
                  Cash                                                                                              798,355
                  Receivables:
                     Securities sold                                                     $   11,641,130
                     Capital shares sold                                                      1,332,748
                     Dividends                                                                   67,604
                     Loaned securities                                                           11,203          13,052,685
                                                                                         --------------
                  Prepaid registration fees                                                                         108,208
                                                                                                             --------------
                  Total assets                                                                                  907,186,916
                                                                                                             --------------


Liabilities:      Collateral on securities loaned, at value                                                      46,406,757
                  Options written, at value (premiums received--$1,180,902)                                         838,390
                  Payables:
                     Securities purchased                                                     7,409,931
                     Capital shares redeemed                                                  2,629,219
                     Investment adviser                                                         747,414
                     Distributor                                                                478,524          11,265,088
                                                                                         --------------
                  Accrued expenses                                                                                  890,092
                                                                                                             --------------
                  Total liabilities                                                                              59,400,327
                                                                                                             --------------


Net Assets:       Net assets                                                                                 $  847,786,589
                                                                                                             ==============


Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    3,350,106
                  Class B Shares of Common Stock, $.10 par value, 200,000,000
                  shares authorized                                                                               6,458,052
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,475,943
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,715,124
                  Paid-in capital in excess of par                                                            2,054,585,904
                  Accumulated investment loss--net                                                             (10,894,585)
                  Accumulated realized capital losses on investments--net                                     (812,162,761)
                  Accumulated distributions in excess of realized capital
                  gains on investments--net                                                                   (109,900,966)
                  Unrealized depreciation on investments--net                                                 (286,840,228)
                                                                                                             --------------
                  Net assets                                                                                 $  847,786,589
                                                                                                             ==============


Net Asset         Class A--Based on net assets of $222,738,640 and 33,501,062
Value:            shares outstanding                                                                         $         6.65
                                                                                                             ==============
                  Class B--Based on net assets of $416,629,851 and 64,580,523
                  shares outstanding                                                                         $         6.45
                                                                                                             ==============
                  Class C--Based on net assets of $95,184,066 and 14,759,426
                  shares outstanding                                                                         $         6.45
                                                                                                             ==============
                  Class D--Based on net assets of $113,234,032 and 17,151,240
                  shares outstanding                                                                         $         6.60
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2001

STATEMENT OF OPERATIONS


                  For the Six Months Ended September 30, 2001
Investment        Interest                                                                                  $     2,614,266
Income:           Dividends (net of $159,074 foreign withholding tax)                                               197,054
                  Securities lending--net                                                                            82,586
                                                                                                            ---------------
                  Total income                                                                                    2,893,906
                                                                                                            ---------------


Expenses:         Investment advisory fees                                               $    6,707,594
                  Account maintenance and distribution fees--Class B                          3,426,874
                  Transfer agent fees--Class B                                                1,109,109
                  Account maintenance and distribution fees--Class C                            761,892
                  Transfer agent fees--Class A                                                  483,405
                  Transfer agent fees--Class C                                                  263,202
                  Transfer agent fees--Class D                                                  247,142
                  Account maintenance fees--Class D                                             220,841
                  Accounting services                                                           194,786
                  Printing and shareholder reports                                               88,932
                  Registration fees                                                              74,920
                  Professional fees                                                              64,047
                  Custodian fees                                                                 49,278
                  Directors' fees and expenses                                                   26,457
                  Pricing fees                                                                    3,456
                  Other                                                                          33,564
                                                                                         --------------
                  Total expenses                                                                                 13,755,499
                                                                                                            ---------------
                  Investment loss--net                                                                         (10,861,593)
                                                                                                            ---------------


Realized &        Realized gain (loss) from:
Unrealized           Investments--net                                                     (413,700,243)
Gain (Loss)          Foreign currency transactions--net                                          18,074       (413,682,169)
on Investments                                                                            -------------
& Foreign         Change in unrealized appreciation/depreciation on investments--net                              5,504,309
Currency                                                                                                    ---------------
Transactions--    Net Decrease in Net Assets Resulting from Operations                                      $ (419,039,453)
Net:                                                                                                        ===============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six            For the
                                                                                         Months Ended         Year Ended
                                                                                        September 30,          March 31,
                  Increase (Decrease) in Net Assets:                                         2001                 2001
Operations:       Investment loss--net                                                  $  (10,861,593)     $  (36,917,641)
                  Realized loss on investments and foreign currency
                  transactions--net                                                       (413,682,169)       (505,529,987)
                  Change in unrealized appreciation/depreciation on
                  investments--net                                                            5,504,309     (2,184,290,422)
                                                                                        ---------------     ---------------
                  Net decrease in net assets resulting from operations                    (419,039,453)     (2,726,738,050)
                                                                                        ---------------     ---------------


Distributions     In excess of realized gain on investments--net:
to Shareholders:     Class A                                                                         --        (26,269,280)
                     Class B                                                                         --        (57,661,598)
                     Class C                                                                         --        (11,994,247)
                     Class D                                                                         --        (13,975,841)
                                                                                        ---------------     ---------------
                  Net decrease in net assets resulting from distributions
                  to shareholders                                                                    --       (109,900,966)
                                                                                        ---------------     ---------------


Capital Share     Net increase (decrease)in net assets from capital
Transactions:     share transactions                                                      (104,890,654)         199,368,273
                                                                                        ---------------     ---------------


Net Assets:       Total decrease in net assets                                            (523,930,107)     (2,637,270,743)
                  Beginning of period                                                     1,371,716,696       4,008,987,439
                                                                                        ---------------     ---------------
                  End of period*                                                        $   847,786,589     $ 1,371,716,696
                                                                                        ===============     ===============


                  *Accumulated investment loss--net                                     $  (10,894,585)     $      (32,992)
                                                                                        ===============     ===============

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS
The following per share data and ratios                                                     Class A
have been derived from information                                   For the Six            For the          For the Period
provided in the financial statements.                                Months Ended          Year Ended       June 26, 1998++
                                                                    September 30,          March 31,          to March 31,
Increase (Decrease) in Net Asset Value:                                  2001           2001           2000        1999
Per Share       Net asset value, beginning of period                $     9.86     $    29.81     $    13.59     $    10.00
Operating                                                           ----------     ----------     ----------     ----------
Performance:    Investment loss--net                                 (.05)++++      (.11)++++      (.16)++++          (.05)
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       (3.16)        (18.99)          16.38           3.64
                                                                    ----------     ----------     ----------     ----------
                Total from investment operations                        (3.21)        (19.10)          16.22           3.59
                                                                    ----------     ----------     ----------     ----------
                Less distributions in excess of realized
                gain on investments--net                                    --          (.85)             --             --
                                                                    ----------     ----------     ----------     ----------
                Net asset value, end of period                      $     6.65     $     9.86     $    29.81     $    13.59
                                                                    ==========     ==========     ==========     ==========


Total           Based on net asset value per share                 (32.56%)+++       (65.82%)        119.35%      35.90%+++
Investment                                                         ===========     ==========     ==========     ==========
Return:**


Ratios to       Expenses                                                1.34%*          1.17%          1.11%         1.25%*
Average                                                             ==========     ==========     ==========     ==========
Net Assets:     Investment loss--net                                   (.92%)*         (.53%)         (.70%)        (.74%)*
                                                                    ==========     ==========     ==========     ==========


Supplemental    Net assets, end of period (in thousands)            $  222,739     $  339,412     $  853,810     $   41,382
Data:                                                               ==========     ==========     ==========     ==========
                Portfolio turnover                                      84.49%        122.11%         60.03%         49.72%
                                                                    ==========     ==========     ==========     ==========


The following per share data and ratios                                                     Class B
have been derived from information                                   For the Six            For the          For the Period
provided in the financial statements.                                Months Ended          Year Ended       June 26, 1998++
                                                                    September 30,          March 31,          to March 31,
Increase (Decrease) in Net Asset Value:                                  2001           2001           2000        1999
Per Share       Net asset value, beginning of period                $     9.62     $    29.28     $    13.48     $    10.00
Operating                                                           ----------     ----------     ----------     ----------
Performance:    Investment loss--net                                 (.10)++++      (.33)++++      (.35)++++          (.13)
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       (3.07)        (18.58)          16.15           3.61
                                                                    ----------     ----------     ----------     ----------
                Total from investment operations                        (3.17)        (18.91)          15.80           3.48
                                                                    ----------     ----------     ----------     ----------
                Less distributions in excess of realized
                gain on investments--net                                    --          (.75)             --             --
                                                                    ----------     ----------     ----------     ----------
                Net asset value, end of period                      $     6.45     $     9.62     $    29.28     $    13.48
                                                                    ==========     ==========     ==========     ==========


Total           Based on net asset value per share                 (32.95%)+++       (66.16%)        117.21%      34.80%+++
Investment                                                         ===========     ==========     ==========     ==========
Return:**


Ratios to       Expenses                                                2.39%*          2.18%          2.13%         2.27%*
Average                                                             ==========     ==========     ==========     ==========
Net Assets:     Investment loss--net                                  (1.96%)*        (1.55%)        (1.75%)       (1.76%)*
                                                                    ==========     ==========     ==========     ==========


Supplemental    Net assets, end of period (in thousands)            $  416,630     $  702,671     $2,234,836     $  565,111
Data:                                                               ==========     ==========     ==========     ==========
                Portfolio turnover                                      84.49%        122.11%         60.03%         49.72%
                                                                    ==========     ==========     ==========     ==========


The following per share data and ratios                                                     Class C
have been derived from information                                   For the Six            For the          For the Period
provided in the financial statements.                                Months Ended          Year Ended       June 26, 1998++
                                                                    September 30,          March 31,          to March 31,
Increase (Decrease) in Net Asset Value:                                  2001           2001           2000        1999
Per Share       Net asset value, beginning of period                $     9.62     $    29.28     $    13.48     $    10.00
Operating                                                           ----------     ----------     ----------     ----------
Performance:    Investment loss--net                                 (.10)++++      (.33)++++      (.35)++++          (.13)
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       (3.07)        (18.58)          16.15           3.61
                                                                    ----------     ----------     ----------     ----------
                Total from investment operations                        (3.17)        (18.91)          15.80           3.48
                                                                    ----------     ----------     ----------     ----------
                Less distributions in excess of realized
                gain on investments--net                                    --          (.75)             --             --
                                                                    ----------     ----------     ----------     ----------
                Net asset value, end of period                      $     6.45     $     9.62     $    29.28     $    13.48
                                                                    ==========     ==========     ==========     ==========


Total           Based on net asset value per share                 (32.95%)+++       (66.16%)        117.21%      34.80%+++
Investment                                                         ===========     ==========     ==========     ==========
Return:**


Ratios to       Expenses                                                2.41%*          2.19%          2.14%         2.28%*
Average                                                             ==========     ==========     ==========     ==========
Net Assets:     Investment loss--net                                  (1.99%)*        (1.56%)        (1.76%)       (1.76%)*
                                                                    ==========     ==========     ==========     ==========


Supplemental    Net assets, end of period (in thousands)            $   95,184     $  153,446     $  446,669     $  127,461
Data:                                                               ==========     ==========     ==========     ==========
                Portfolio turnover                                      84.49%        122.11%         60.03%         49.72%
                                                                    ==========     ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2001

FINANACIAL HIGHLIGHTS (concluded)
The following per share data and ratios                                                     Class D
have been derived from information                                   For the Six            For the          For the Period
provided in the financial statements.                                Months Ended          Year Ended       June 26, 1998++
                                                                    September 30,          March 31,          to March 31,
Increase (Decrease) in Net Asset Value:                                  2001           2001           2000        1999
Per Share       Net asset value, beginning of period                $     9.81     $    29.68     $    13.56     $    10.00
Operating                                                           ----------     ----------     ----------     ----------
Performance:    Investment loss--net                                 (.06)++++      (.16)++++      (.20)++++          (.07)
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       (3.15)        (18.89)          16.32           3.63
                                                                    ----------     ----------     ----------     ----------
                Total from investment operations                        (3.21)        (19.05)          16.12           3.56
                                                                    ----------     ----------     ----------     ----------
                Less distributions in excess of realized
                gain on investments--net                                    --          (.82)             --             --
                                                                    ----------     ----------     ----------     ----------
                Net asset value, end of period                      $     6.60     $     9.81     $    29.68     $    13.56
                                                                    ==========     ==========     ==========     ==========


Total           Based on net asset value per share                 (32.72%)+++       (65.88%)        118.88%      35.60%+++
Investment                                                         ===========     ==========     ==========     ==========
Return:**


Ratios to       Expenses                                                1.59%*          1.41%          1.37%         1.50%*
Average                                                             ==========     ==========     ==========     ==========
Net Assets:     Investment loss--net                                  (1.17%)*         (.78%)         (.98%)       (1.00%)*
                                                                    ==========     ==========     ==========     ==========


Supplemental    Net assets, end of period (in thousands)            $  113,234     $  176,188     $  473,672     $  115,110
Data:                                                               ==========     ==========     ==========     ==========
                Portfolio turnover                                      84.49%        122.11%         60.03%         49.72%
                                                                    ==========     ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Global Technology Fund, Inc., September 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion, .95% of the average net assets of the Fund in excess of $1 billion but not exceeding $2 billion and .90% in excess of $2 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account        Distribution
                                 Maintenance Fee        Fee

Class B                                .25%             .75%
Class C                                .25%             .75%
Class D                                .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD          MLPF&S

Class A                               $   232       $  3,546
Class D                               $ 5,331       $ 87,852


For the six months ended September 30, 2001, MLPF&S received contingent deferred sales charges of $788,176 and $19,842 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $37 and $229 relating to transactions subject to front-end sales charge waivers in Class A and D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the six months ended September 30, 2001, QA Advisors received $3,370 in securities lending agent fees.

In addition, MLPF&S received $364,096 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2001, the Fund reimbursed
MLIM $15,519 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2001 were $1,053,576,380 and $1,076,541,958, respectively.

Net realized gains (losses) for the six months ended September 30, 2001 and net unrealized gains (losses) as of September 30, 2001 were as follows:

                                         Realized        Unrealized
                                      Gains (Losses)    Gains (Losses)

Long-term investments               $(415,446,712)     $(287,182,740)
Short-term investments                       3,420                 --
Options purchased                        (861,396)                 --
Options written                          2,604,445            342,512
Foreign currency transactions               18,074                 --
                                    --------------     --------------
Total                               $(413,682,169)     $(286,840,228)
                                    ==============     ==============


As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $286,840,228, of which $30,670,600 related to appreciated securities and $317,510,828 related to depreciated securities. The aggregate cost of investments, including options, at September 30, 2001 for Federal income tax purposes was $1,132,822,749.

Transactions in call options written for the six months ended
September 30, 2001 were as follows:



                                         Nominal           Premiums
                                      Value Covered        Received
Outstanding call options
written,beginning of period                     --     $           --
Options written                          3,841,800         10,417,165
Options closed                         (2,840,600)        (8,552,179)
Options expired                          (460,100)          (684,084)
                                    --------------     --------------
Outstanding call options
written, end of period                     541,100     $    1,180,902
                                    ==============     ==============



Merrill Lynch Global Technology Fund, Inc., September 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(104,890,654) and $199,368,273 for the six months ended September 30, 2001 and for the year ended March 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                           Dollar
Ended September 30, 2001                   Shares           Amount

Shares sold                              4,231,497     $   42,732,240
Shares redeemed                        (5,141,928)       (50,591,694)
                                    --------------     --------------
Net decrease                             (910,431)     $  (7,859,454)
                                    ==============     ==============



Class A Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount

Shares sold                             15,266,799     $  318,913,625
Shares issued to shareholders in
reinvestment of distributions              972,446         24,787,634
                                    --------------     --------------
Total issued                            16,239,245        343,701,259
Shares redeemed                       (10,466,803)      (211,184,018)
                                    --------------     --------------
Net increase                             5,772,442     $  132,517,241
                                    ==============     ==============



Class B Shares for the Six Months                           Dollar
Ended September 30, 2001                   Shares           Amount

Shares sold                              3,354,062     $   33,392,051
Shares redeemed                       (10,110,055)       (96,162,571)
Automatic conversion of shares         (1,701,251)       (16,102,312)
                                    --------------     --------------
Net decrease                           (8,457,244)     $ (78,872,832)
                                    ==============     ==============



Class B Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount

Shares sold                             15,621,807     $  332,751,183
Shares issued to shareholders in
reinvestment of distributions            2,003,672         50,191,988
                                    --------------     --------------
Total issued                            17,625,479        382,943,171
Shares redeemed                       (18,417,679)      (349,127,664)
Automatic conversion of shares         (2,491,868)       (53,345,862)
                                    --------------     --------------
Net decrease                           (3,284,068)     $ (19,530,355)
                                    ==============     ==============



Class C Shares for the Six Months                           Dollar
Ended September 30, 2001                   Shares           Amount

Shares sold                              1,285,375     $   13,019,977
Shares redeemed                        (2,479,327)       (23,545,378)
                                    --------------     --------------
Net decrease                           (1,193,952)     $ (10,525,401)
                                    ==============     ==============



Class C Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount

Shares sold                              4,609,970     $   98,619,549
Shares issued to shareholders in
reinvestment of distributions              417,191         10,450,637
                                    --------------     --------------
Total issued                             5,027,161        109,070,186
Shares redeemed                        (4,329,901)       (80,251,135)
                                    --------------     --------------
Net increase                               697,260     $   28,819,051
                                    ==============     ==============



Class D Shares for the Six Months                           Dollar
Ended September 30, 2001                   Shares           Amount

Shares sold                                761,855     $    7,701,713
Automatic conversion of shares           1,665,211         16,102,312
                                    --------------     --------------
Total issued                             2,427,066         23,804,025
Shares redeemed                        (3,241,868)       (31,436,992)
                                    --------------     --------------
Net decrease                             (814,802)     $  (7,632,967)
                                    ==============     ==============



Class D Shares for the Year                                 Dollar
Ended March 31, 2001                       Shares           Amount

Shares sold                              4,003,423     $   88,141,312
Automatic conversion of shares           2,453,490         53,345,862
Shares issued to shareholders in
reinvestment of distributions              485,610         12,329,637
                                    --------------     --------------
Total issued                             6,942,523        153,816,811
Shares redeemed                        (4,934,582)       (96,254,475)
                                    --------------     --------------
Net increase                             2,007,941     $   57,562,336
                                    ==============     ==============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended September 30, 2001.


6. Capital Loss Carryfoward:
At March 31, 2001, the Fund had a net capital loss carryfoward of approximately $34,113,000, of which $2,823,000 expires in 2006 and $31,290,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On April 30, 2001, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, Merrill Lynch Internet Strategies Fund, Inc. ("Internet Strategies") and Master Internet Strategies Trust whereby the Fund will acquire all of the assets and will assume all of the liabilities of Internet Strategies in exchange for newly-issued shares of the Fund. On October 15, 2001, the plan of reorganization was executed.



PORTFOLIO INFORMATION


As of September 30, 2001
                                             Percent of
Ten Largest Holdings                         Net Assets

Taiwan Semiconductor Manufacturing Company      3.0%
Microsoft Corporation                           2.9
International Business Machines Corporation     2.7
Dell Computer Corporation                       2.5
Intel Corporation                               2.5
QUALCOMM Incorporated                           2.4
Altera Corporation                              2.1
Motorola, Inc.                                  2.1
Texas Instruments Incorporated                  2.1
Maxim Integrated Products, Inc.                 2.0



                                             Percent of
Five Largest Industries                      Net Assets

Semiconductors                                  17.3%
Software--Enterprise                            11.0
Telecommunications                              6.5
Information Technology Services                 5.9
Internet                                        4.7